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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 13, 2005


                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-13781                22-2889587
(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)

           5555 SAN FELIPE ROAD, SUITE 1200
                    HOUSTON, TEXAS                          77056
        (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (713) 877-8006


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On February 22, 2005, KCS Resources, Inc. ("KCS Resources"), an operating subsidiary of KCS Energy, Inc. ("KCS Energy"), entered into a Purchase and Sale Agreement (the "Purchase Agreement") with Devon Energy Production Company, L.P. and Devon Louisiana Corporation (together, the "Seller") providing for the acquisition by KCS Resources of oil and gas properties and related assets located primarily in KCS Energy's North Louisiana-East Texas core operating area (collectively, the "Assets"). The execution of the Purchase Agreement was previously reported by KCS Energy on a Form 8-K filed on February 28, 2005.

         On April 13, 2005, KCS Resources consummated the acquisition of the Assets (the "Acquisition"). The Assets include currently producing wells, equipment, undeveloped leases and future drilling locations. KCS Resources is entitled to all of the rights of ownership (including, without limitation, the right to all production, proceeds of production, and other proceeds) and will be responsible for all operating expenses and liabilities, attributable to the Assets for the period of time from and after January 1, 2005.

         The adjusted purchase price for the Assets was approximately $86.9 million and was funded entirely with the net proceeds of a recently consummated private placement pursuant to which KCS Energy issued $100 million aggregate principal amount of 7 1/8% Senior Notes due 2012 to a group of initial purchasers, including Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Harris Nesbitt Corp., BNP Paribas Securities Corp. and Greenwich Capital Markets, Inc.

         The foregoing discussion of the Purchase Agreement and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

ITEM 7.01  REGULATION FD DISCLOSURE.

         On April 14, 2005, KCS Energy issued a press release announcing the consummation of the Acquisition. A copy of the press release is furnished and attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by KCS Energy under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

 ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

EXHIBIT NUMBER                             DESCRIPTION
--------------                             -----------
Exhibit 2.1*      Purchase and Sale Agreement, dated February 22, 2005, among Devon Energy
                  Production Company, L.P., Devon Louisiana Corporation and KCS Resources, Inc.

Exhibit 99.1      KCS Energy, Inc. Press Release, dated April 14, 2005.


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*    Pursuant to Item 601(b)(2) of Regulation S-K, KCS Energy agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KCS ENERGY, INC.


Date: April 19, 2005                    /s/ Frederick Dwyer
                                        ----------------------------------------
                                        Frederick Dwyer
                                        Vice President, Controller and Secretary

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                             DESCRIPTION
--------------                             -----------
Exhibit 2.1*      Purchase and Sale Agreement, dated February 22, 2005, among Devon Energy
                  Production Company, L.P., Devon Louisiana Corporation and KCS Resources, Inc.

Exhibit 99.1      KCS Energy, Inc. Press Release, dated April 14, 2005.


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*    Pursuant to Item 601(b)(2) of Regulation S-K, KCS Energy agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.